Exhibit 10.16

                            SECOND AMENDMENT TO LEASE


      Second Amendment to Lease ("Agreement") made this 18th day of June,
2007, by and between 1375 KINGS HIGHWAY/777 COMMERCE DRIVE ASSOCIATES, LLC and 14 MAMARONECK AVENUE REINVESTMENT ASSOCIATES, LLC ("Landlord"), each a Connecticut limited liability company with offices at c/o Celestial Capital Group, Inc., 10 East 40th Street, New York, NY 10016 and COMPETITIVE TECHNOLOGIES, INC. ("Tenant"), with offices at 777 Commerce Drive, Fairfield, Connecticut 06824.

                                    RECITALS

     WHEREAS, Landlord and Tenant entered into a lease ("Lease") dated April 28, 2006 demising to Tenant 11,025 rentable square feet (sometimes, "rsf") in the Building; and

     WHEREAS, prior to the Commencement Date, the parties agreed to reduce the rentable square footage of the Demised Premises from 11,025 rsf to 10,939 rsf by Amendment To Lease dated July 20, 2006; and

     WHEREAS, the Commencement Date was September 1, 2006, and the Lease is in effect on the date hereof; and

     WHEREAS, the parties have agreed to further reduce the rentable square footage of the Demised Premises by 317 rsf ("Surrendered Space") commencing June 1, 2007, so that the total rentable square footage in the Demised Premises will be 10,622, and to amend the Lease accordingly.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the parties agree as follows:

     1. Lease Summary and Schedule "A" . A new Lease Summary and Schedule "A" (Rent Schedule) in the form attached hereto shall replace the existing Lease Summary and Schedule "A" to the Lease, effective as of June 1, 2007 ("Effective Date") through the expiration date of the Term, or the Renewal Term, as the case may be. The Rentable Square Feet, Annual Base Rent, Security Deposit, Tenant's Share, and Tenant's Tax Share set forth in the Lease Summary have been changed in the new Lease Summary, as of the Effective Date, to reflect the reduction of the rentable square footage of the Demised Premises from 10,939 rsf to 10,622 rsf. All other terms in the Lease Summary remain the same. Schedule "A" has been changed in its entirety to reflect the new annual and monthly installment of Base Rent by reason of the Surrendered Space.

     2. Exhibit "A" (Plan of Demised Premises). As of the Effective Date, a new Exhibit "A" (Plan of Demised Premises) in the form attached hereto which shows the Surrendered Space (also designated as "Supply Room #117") shall replace the existing Exhibit "A" (Plan of Demised Premises) to the Lease.

     3. Tenant's Surrender of the Surrendered Space. On or before June 1, 2007, Tenant shall surrender to Landlord the Surrendered Space in the condition required under Section 19.01 of the Lease.

     4.  Refund  of  Security  Deposit.  As  of the Effective Date, the Security
Deposit due under the Lease shall be reduced from $ 41,021.34 to $ 39,832.50, and Landlord shall thereafter refund to Tenant the sum of $ 1,188.84 from the Security Deposit it is currently holding under the Lease.

     5. Miscellaneous. This Agreement is contingent upon the execution of a lease between Landlord and Hub International, Inc. on or before August 1, 2007. Except as amended by this Agreement, the parties confirm and ratify all the terms, covenants and conditions of the Lease.

Unless expressly set forth to the contrary or modified by this Agreement, all defined terms shall have the meanings ascribed to them under the Lease. If there is a conflict between the provisions of the Lease and this Agreement, the provisions of this Agreement shall control. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and/or permitted assigns.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


LANDLORD:
14 MAMARONECK AVENUE                  1375 KINGS HIGHWAY/777
REINVESTMENT ASSOCIATES, LLC          COMMERCE DRIVE ASSOCIATES, LLC
By:  14 Mamaroneck Avenue, LLC,       By: Celestial Real Estate Fund II, LLC,
Its Sole Member                           Its Sole Member
                                      By: Celestial Capital Management II, Inc.,
                                          Its Manager

By:_____________________________      By: ________________________________
      MARK ELLMAN, Manager                MARK ELLMAN, President



TENANT:
COMPETITIVE TECHNOLOGIES, INC.


By:__________________________________
      Name: John B. Nano
      Title: Chairman, CEO & President

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                                  LEASE SUMMARY


DATE OF ORIGINAL LEASE:               APRIL 28, 2006

TENANT:                               COMPETITIVE TECHNOLOGIES, INC.

ADDRESS:                              777 COMMERCE DRIVE
                                      FAIRFIELD, CT 06825

TAXPAYER IDENTIFICATION NUMBER:       36-2664428

SUITE NO.:                            100

RENTABLE SQUARE FEET:                 10,622 R.S.F.

USE (ARTICLE 6):                      GENERAL AND EXECUTIVE OFFICES FOR TENANT'S
                                      TECHNOLOGY TRANSFER AND LICENSING
                                      BUSINESS.

TERM (ARTICLE 2):                     SEVEN (7) YEARS

COMMENCEMENT DATE OF ORIGINAL LEASE   SEPTEMBER 1, 2006
(ARTICLE 2):

RENT COMMENCEMENT DATE (ARTICLE 3):   SAME AS COMMENCEMENT DATE, SUBJECT TO
                                      SECTION 2.05.

BASE RENT:

     LEASE YEAR/PERIOD         ANNUAL BASE RENT
     -----------------         ----------------

     1                         $238,995.00 ($22.50/R.S.F.)
     2                         $249,617.00 ($23.50/R.S.F.)
     3                         $260,239.00 ($24.50/R.S.F.)
     4                         $270,861.00 ($25.50/R.S.F.)
     5                         $281,483.00 ($26.50/R.S.F.)
     6                         $292,105.00 ($27.50/R.S.F.)
     7                         $302,727.00 ($28.50/R.S.F.)
     (SEE SCHEDULE "A")



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ELECTRIC (ARTICLE 5):                 CONSUMPTION MEASURED BY SUBMETER OR DIRECT
                                      METER AND PAYABLE BY TENANT ON THE TERMS
                                      SET FORTH IN SECTION 5.01 OR SECTION 5.02.

SECURITY DEPOSIT (ARTICLE 30):        $39,832.50 (TWO MONTHS' BASE RENT)

TENANT'S SHARE (ARTICLE 4):           APPROXIMATELY 17.62% (OR AS LATER
                                      ADJUSTED)

TENANT'S TAX SHARE (ARTICLE 4):       APPROXIMATELY 17.62% (OR AS LATER
                                      ADJUSTED)

BASE YEAR FOR REAL ESTATE TAXES      JULY 1, 2006 - JUNE 30, 2007
(ARTICLE 4):                         (ORIGINAL TERM)

                                     JULY 1, 2013 - JUNE 30, 2014 (RENEWAL TERM)

BASE YEAR FOR OPERATING EXPENSES     CALENDAR YEAR 2006 (ORIGINAL TERM)
(ARTICLE 4):
                                     CALENDAR YEAR 2014 (RENEWAL TERM)

RENEWAL OPTION (ARTICLE 2):          ONE FIVE (5) YEAR RENEWAL TERM UPON NINE
                                     (9) MONTHS PRIOR WRITTEN NOTICE AND ON THE
                                     TERMS SET FORTH IN SECTION 2.06.

ADDITIONAL TENANT CONCESSION         LANDLORD SHALL PAY THE REMAINDER OF
(ARTICLE 3):                         TENANT'S RENT DUE UNDER ITS LEASE OF 1960
                                     BRONSON ROAD, FAIRFIELD, CT ON THE
                                     TERMS SET FORTH IN SECTION 3.02.

EARLY TERMINATION OPTION             TENANT SHALL HAVE THE RIGHT TO TERMINATE
(ARTICLE 2):                         THE LEASE AT THE END OF THE FIFTH LEASE
                                     YEAR ON THE TERMS SET FORTH IN
                                     SECTION 2.07.

RIGHT OF EXPANSION (ARTICLE 33):     TENANT HAS AN OPTION TO LEASE ADDITIONAL
                                     SPACE ON THE FIRST FLOOR OF THE BUILDING ON
                                     THE TERMS SET FORTH IN SECTION 33.01.

PARKING: TEN (10) RESERVED SPACES IN ADDITION TO THE NON-EXCLUSIVE USE OF THE BUILDING'S PARKING AREA ON THE TERMS SET FORTH IN SECTION 6.03.

GUARANTOR:                           NONE

BROKER:                              ALBERT B. ASHFORTH, INC. AND HK GROUP

                                  SCHEDULE "A"

                                  RENT SCHEDULE


LEASE                ANNUAL BASE                    MONTHLY
YEAR                 RENT                           INSTALLMENT
----                 ----                           -----------

1*                   $238,995.00                    $19,916.25

2                    $249,617.00                    $20,801.42

3                    $260,239.00                    $21,686.58

4                    $270,861.00                    $22,571.75

5                    $281,483.00                    $23,456.92

6                    $292,105.00                    $24,342.08

7                    $302,727.00                    $25,227.25



* LEASE YEAR 1 ONLY APPLICABLE TO JUNE 1, 2007 THROUGH AUGUST 31, 2007.


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